------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 28, 1999





                       AMERICAN RESIDENTIAL EAGLE, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-70189               33-0787975
-----------------------------       -----------          ------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)



  445 Marine View Avenue
  Suite 100
  Del Mar, California                                          92014
 -------------------------                                  ----------
  (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (858) 259-6082
                                                   ----- --------
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

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

Information and Exhibits.
------------------------

(a)   Financial Statements of businesses acquired.

      Not applicable.

(b)   Pro Forma financial information.

      Not applicable.

(c)   Exhibit No.                      Description
      -----------                      -----------
          25                           Form T-1 Statement of Eligibility under
                                       the Trust Indenture Act of 1939, as
                                       amended.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN RESIDENTIAL EAGLE, INC.



                                      By:  /s/ Jay M. Fuller
                                           ---------------------------------
                                           Name:   Jay M. Fuller
                                           Title:  President



Dated:  July 28, 1999

Exhibit Index
-------------


Exhibit         Description                                               Page
-------         -----------                                               ----
25              Form T-1 Statement of Eligibility under the Trust           6
                Indenture Act of 1939, as amended.

                                   EXHIBIT 25

==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                         -----------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         -----------------------------

  ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                             TO SECTION 305(b) (2)

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                   41-1592157
(Jurisdiction of incorporation or                     (I.R.S. Employer
organization if not a U.S. national                   Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                55479
(Address of principal executive offices)              (Zip code)

                      Stanley S. Stroup, General Counsel
                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota 55479
                                (612) 667-1234
                              (Agent for Service)
                         -----------------------------

                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2
              (Exact name of obligor as specified in its charter)

Delaware                                                 Pending
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification
No.)

c/o Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland                                       21044
(Address of principal executive offices)                 (Zip code)

                         -----------------------------
                 American Residential Eagle Bond Trust 1999-2
                Collateralized Home Equity Bonds, Series 1999-2
                      (Title of the indenture securities)
==============================================================================

Item 1. General Information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency
              Treasury Department
              Washington, D.C.

              Federal Deposit Insurance Corporation
              Washington, D.C.

              The Board of Governors of the Federal Reserve System Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

              The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor.  If the obligor is an affiliate of the
         -------------------------
         trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.
          ---------------



Item 16.  List of Exhibits.         List below all exhibits filed as a part of this Statement of Eligibility.
          ----------------
                                    Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2.        a.       A copy of the certificate of authority of the trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to
                                    The Northwestern National Bank of Minneapolis.*

                           b.       A copy of the certificate of the Comptroller of  the  Currency  dated  January  2,  1934, approving the consolidation of The Northwestern  National  Bank of  Minneapolis
                                    and The Minnesota  Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern  National Bank and Trust Company of Minneapolis.*

                           c.       A copy of the certificate of the Acting Comptroller  of the Currency  dated  January
                                    12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d.       A copy of the letter dated May 12, 1983 from the  Regional  Counsel,  Comptroller  of the
                                    Currency, acknowledging receipt of notice of name  change  effective  May  1,  1983  from
                                    Northwestern National Bank of Minneapolis to Norwest    Bank    Minneapolis,     National
                                    Association.*

                           e.       A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the  Comptroller of the Currency  certifying approval of consolidation and merger effective January 1, 1988 of  Norwest  Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3.        A copy of the authorization of the trustee to exercise corporate trust powers issued
                          January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6.        The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7.        A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.





         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026 filed by Sun Rizon Home, Inc.

         ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-43005 filed by Park Ohio Industries, Inc.









                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 28th day of July, 1999.






                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Amy Wahl
                                            ------------------------
                                            Amy Wahl
                                            Assistant Vice President

                                                EXHIBIT 6




July 28, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Amy Wahl
                                            Amy Wahl
                                            Assistant Vice President

                                BROWN & WOOD LLP
                           815 Connecticut Ave., N.W.
                            Washington, DC 20006-4004
                            Telephone: (202) 973-0600
                            Facsimile: (202) 223-0485





                                                   July 28, 1999


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:    American Residential Eagle, Inc.
                         American Residential Eagle Bond Trust 1999-2
                         Collateralized Home Equity Bonds, Series 1999-2
                         -----------------------------------------------

Ladies and Gentlemen:

         On behalf of American Residential Eagle, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for financial statements and exhibits in connection with the above-referenced transaction.


                                                 Very truly yours,

                                                 /s/ Timothy P. Sadler
                                                 ---------------------

                                                 Timothy P. Sadler


Enclosure